Data as of 11/30/15

Manager's Commentary

Market Review

In November, the Greater China equity markets struggled to retain October's gains. Share price fluctuation was influenced by news relating to the 13th Five Year Plan, intensified corruption investigations in the finance industry and the potential implementation of Shenzhen-Hong Kong Stock Connect in 2015. Healthcare and information technology performed relatively well; while select oil and commodities companies experienced significant correction.

Most macro data points in China continue to indicate weak fundamentals, as trade and industrial production numbers came in weaker than expected. Despite unexciting macro data, Alibaba's "Singles' Day" on November 11 hit a record US$14.3 billion in online sales, up over 50% from 2014. This demonstrates resilient private consumption. In Taiwan, investors were concerned over slowing growth in smartphone shipments which caused continued weak performance in the semiconductor industry; however Taiwan Semiconductor Manufacturing Company ("TSMC"), the industry leader, was an exception.

Fund Review
As the market attempted to find direction in November, investors began to focus on stock selection to generate performance. These environments are generally favorable for companies with high quality business and solid fundamentals. Some of the core holdings within the Fund performed well over the month, leading to an outperformance of around 1.0%.

One of the top contributors was Digital China, an IT solution and services provider based in China. The company is a turnaround story having reallocated resources away from its mature IT hardware distribution operations to higher value added IT services & solution businesses. As is often the case with this type of stock, the market is likely to remain skeptical until it sees definite signs of recovery. The 11% share price jump in November coincided with solid quarterly results. We believe there is scope for significant re-rating of the stock.

A notable detractor was Li and Fung, a global sourcing and supply chain management provider. After its share price rebounded in September and October, we saw profit taking pressure in November as people once again became concerned about sluggish US retail sales. We take a long term view on this company - with the top line growth in single digits; we expect more cost synergies over the next year which are likely to translate into better profits. We have decided to hold on to this stock.

Key Transactions
The major change in the portfolio for November was the initiation of a Chinese securities company, funded by our Chinese bank positions. We have been avoiding the Chinese brokers due to the volatile conditions and overall sentiment driven conditions in the China A-share market. Recently, we have seen a normalized market that remained calm even after the resumption of IPOs. We initiated a 1% position with the biggest broker in China which was trading at 1.1x price to book, close to the historical lows.

Outlook
The recent performance of Chinese equities demonstrates that investors remain concerned about the macro outlook, particularly the risk of a hard landing, in China. Undoubtedly, the manufacturing side of the economy is not encouraging. China's official PMI reached a three year low of 49.6 in November. Despite some progress, it will likely take significant time to resolve the leverage and over-capacity issues which are currently impacting many Chinese manufacturers.

Separately, we believe many investors have overlooked the significant changes happening in China's efforts to restructure its economy. China is slowly shifting from an export driven, manufacturing economy to a services and consumption driven economy. Currently, services comprise more than half of China's GDP and will continue to provide the main engine of growth for China. This rebalancing continues to create pockets of structural growth opportunities. We are focusing on areas which include consumer brands, tourism, insurance, quality of environment and e-commerce companies, especially where valuations have rebounded to more reasonable levels.

In Brief

Fund Data

Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$305.0
Median Market Cap (in billions)	$8.0
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns) (as of 11/30/15)

	Fund	Benchmark[1]
One Month	-2.31%	-3.31%
Three Month	3.51%	2.21%
One Year	-3.68%	-7.43%
Three Year	7.82%	3.67%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 11/30/15)	$19.45 / $16.96

High / Low Ranges (52-Week)
High / Low NAV	$26.04 / $17.64
High / Low Market Price	$22.41 / $14.64
Premium/Discount to NAV (as of 11/30/15)	-12.80%

Fund Data (Common Shares)
Shares Outstanding	15,682,028
Average Daily Volume	55,089
Expense Ratio	1.30%

Fund Manager

Christina Chung, CFA, CMA
Lead Portfolio Manager

1.	MSCI Golden Dragon Index.

The China Fund, Inc

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Average Annual Returns
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	-2.31%	3.51%	-5.90%	-3.68%	7.82%	2.76%	14.02%	10.21%
Market Price	-3.03%	7.27%	-6.97%	-7.01%	6.52%	0.73%	12.13%	9.19%
MSCI Golden Dragon Index	-3.31%	2.21%	-6.45%	-7.43%	3.67%	2.96%	7.66%	—

Calendar Year Returns
	2007	2008	2009	2010	2011	2012	2013	2014
NAV	86.20%	-46.95%	72.83%	27.26%	-24.37%	12.12%	18.31%	7.82%
Market Price	50.24%	-40.65%	72.19%	23.60%	-27.51%	20.52%	12.70%	5.29%
MSCI Golden Dragon Index	37.97%	-49.37%	67.12%	13.60%	-18.35%	22.65%	7.25%	8.06%

Past performance is not a guide to future returns.
Returns are annualized, except for periods of less than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at November 30, 2015. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Financials	31.91%	35.68%
Information Technology	28.57%	29.67%
Industrials	12.65%	6.48%
Consumer Discretionary	11.34%	7.23%
Consumer Staples	6.12%	2.43%
Telecom Services	3.44%	6.16%
Health Care	3.20%	1.20%
Materials	0.32%	2.65%
Utilities	0.00%	4.65%
Energy	0.00%	3.53%
Other assets & liabilities	2.45%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	76.42%	75.65%
Hong Kong Red Chips	19.71%	11.98%
Hong Kong 'H' shares	20.36%	24.54%
Equity linked securities ('A' shares)	3.51%	0.00%
China 'A' & 'B' shares	0.00%	0.21%
Other Hong Kong securities	32.84%	32.33%
Taiwan	21.12%	24.35%
Other assets & liabilities	2.46%	0.00%

Top 10 Holdings
PING AN INSURANCE (China)	6.45%
TAIWAN SEMIC CO LTD (Taiwan)	5.74%
TENCENT HOLDINGS LTD (China)	4.96%
ICBC LTD (China)	4.65%
HONG KONG EXCHANGES AND CLEARING LTD (H.K.)	4.24%
DIGITAL CHINA HOLDINGS LTD (China)	3.52%
CHINA MOBILE LTD (China)	3.45%
CHINA EVERBRIGHT INTL (China)	3.06%
QINGLING MOTORS CO LTD (China)	2.91%
WANT WANT CHINA HOLDINGS LTD (China)	2.89%

Portfolio Characteristics
	Fund	Benchmark[1]
P/E Ratio	12.96	11.97
P/B Ratio	1.68	1.37
Issues in Portfolio	45	288
Foreign Holdings (%)	97.55	100.00
Other assets & liabilities (%)	2.45	0.00
Yield (%)	3.02	3.06

1.	MSCI Golden Dragon Index.

The China Fund, Inc

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/9/05	12/19/05	12/21/05	12/29/05	$2.51190	$0.21720	$2.29470	—
12/8/06	12/19/06	12/21/06	12/29/06	$4.01170	$0.29960	$2.73090	$0.98120
12/7/07	12/19/07	12/21/07	1/25/08	$12.12000	$0.28000	$9.00000	$2.84000
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—
12/8/14	12/18/14	12/22/14	1/5/15	$3.76510	$0.29820	$3.46690	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index
The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full
Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Financials					31.95
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	42.40	3,594,000	19,655,050	6.45
INDUSTRIAL & COMMERCIAL BANK OF CHINA LTD	1398	4.71	23,329,000	14,172,525	4.65
HONG KONG EXCHANGES AND CLEARING LTD	388	202.40	495,300	12,930,313	4.24
CHINA MERCHANTS BANK CO LTD	3968	18.22	3,743,000	8,796,267	2.89
SUN HUNG KAI PROPERTIES LTD	16	96.10	688,000	8,527,899	2.80
CATHAY FINANCIAL HOLDING CO LTD	2882	45.65	5,305,000	7,419,069	2.44
CHINA OVERSEAS LAND & INVESTMENT LTD	688	25.75	2,134,000	7,087,643	2.33
FUBON FINANCIAL HOLDING CO LTD	2881	52.00	4,270,000	6,802,279	2.23
CHINA LIFE INSURANCE CO LTD	2628	26.65	1,612,000	5,541,055	1.82
HONGKONG LAND HOLDINGS LTD	H78	6.99	497,000	3,474,030	1.14
CITIC SECURITIES CO LTD	6030	17.80	1,281,000	2,941,029	0.97
Information Technology					28.57
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	139.00	4,109,000	17,497,427	5.74
TENCENT HOLDINGS LTD	700	154.70	757,500	15,114,827	4.96
DIGITAL CHINA HOLDINGS LTD	861	8.85	9,391,000	10,719,767	3.52
DELTA ELECTRONICS INC	2308	156.50	1,835,000	8,797,791	2.89
ADVANTECH CO LTD	2395	214.50	1,203,841	7,910,787	2.60
LARGAN PRECISION CO LTD	3008	2,515.00	92,000	7,088,414	2.33
SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORP	981	0.80	47,347,000	4,885,541	1.60
HERMES MICROVISION INC	3658	1,165.00	124,000	4,425,587	1.45
BAIDU INC	BIDU	217.97	15,821	3,448,503	1.13
ALIBABA GROUP HOLDING LTD	BABA	84.08	33,166	2,788,597	0.92
GOLDPAC GROUP LTD	3315	3.39	5,521,000	2,414,058	0.79
ASM PACIFIC TECHNOLOGY LTD	522	58.85	256,600	1,947,751	0.64
Industrials					12.67
CHINA EVERBRIGHT INTERNATIONAL LTD	257	11.78	6,140,000	9,329,189	3.06
BEIJING ENTERPRISES HOLDINGS LTD	392	48.45	1,327,000	8,292,680	2.72
ZHUZHOU CSR TIMES ELECTRIC CO LTD	3898	51.30	852,000	5,637,508	1.85
CRRC CORP LTD	1766	9.94	3,697,000	4,739,866	1.56
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	11.66	2,110,000	3,173,301	1.04
QINGDAO PORT INTERNATIONAL CO LTD	6198	3.43	6,596,000	2,918,132	0.96
CK HUTCHISON HOLDINGS LTD	1	101.40	216,500	2,831,562	0.93
HSBC BANK PLC (exch. for XJ ELECTRIC CO)	N/A	2.94	570,000	1,674,660	0.55
Consumer Discretionary					11.34
QINGLING MOTORS CO LTD	1122	2.37	28,960,000	8,852,728	2.91
LI & FUNG LTD	494	5.31	9,798,000	6,710,613	2.20
CITIGROUP GLOBAL MARKETS HOLD (exch. for CHINA CYTS TOURS HOLDIN)	N/A	3.04	1,635,575	4,972,148	1.63
SANDS CHINA LTD	1928	26.15	1,362,000	4,593,873	1.51
MERIDA INDUSTRY CO LTD	9914	181.50	805,000	4,476,058	1.47
CLSA GLOBAL MARKETS PTE LTD (exch. for CHONG QING CHANGAN AUTO)	N/A	2.28	739,970	1,683,432	0.55
CITIGROUP GLOBAL MKTS HLDGS IN (exch. for CHONG QING CHANGAN AUTO)	N/A	2.27	558,897	1,268,696	0.42
WAR HSBC BANK PLC (exch. for CHONG QING CHANGAN AUTO)	N/A	2.27	487,000	1,107,438	0.36
ZHONGSHENG GROUP HOLDINGS LTD	881	3.76	1,844,500	894,534	0.29
Consumer Staples					6.13
WANT WANT CHINA HOLDINGS LTD	151	6.09	11,207,000	8,803,125	2.89
NATURAL BEAUTY BIO-TECHNOLOGY LTD	157	0.86	50,320,000	5,581,736	1.83
HENGAN INTERNATIONAL GROUP CO LTD	1044	78.00	425,500	4,280,795	1.41
Telecom Services					3.45
CHINA MOBILE LTD	941	88.30	923,000	10,512,176	3.45
Health Care					3.20
CSPC PHARMACEUTICAL GROUP LTD	1093	7.30	5,804,000	5,464,878	1.79
3SBIO INC	1530	10.48	3,175,500	4,292,434	1.41

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Materials					0.32
TIANGONG INTERNATIONAL CO LTD	826	0.68	11,240,000	985,838	0.32

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund's annual and semiannual reports, proxy statement and other fund information, which may be obtained by contacting your financial advisor or visiting the fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2015 Allianz Global Investors Distributors LLC.

Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	FS-CHN-1115